UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2007


                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)




          Delaware                       1-6807                  56-0942963
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)




P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina                                            28201-1017
(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (704) 847-6961




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On March 29, 2007, Family Dollar Stores, Inc. (the "Company") issued a news release which reported financial results for the second quarter ended March 3, 2007, and other matters relating to the Company's plans, operations and financial condition.

The news release includes certain financial information, including diluted earnings per share, not derived in accordance with GAAP. Specifically, the litigation charge associated with an adverse jury verdict rendered against the Company in the second quarter of fiscal 2006 is excluded from the non-GAAP financial measures. The Company believes that this information is useful to investors as it indicates more clearly the Company's comparative year-to-year operating results. In addition, this non-GAAP financial information is among the primary indicators the Company uses as a basis for evaluating Company performance, allocating resources, setting certain incentive compensation targets, and forecasting of future periods.

This information is intended to enhance an investor's overall understanding of the Company's past financial performance and prospects for the future and should be considered in addition to, not as a substitute for measures of the Company's financial performance prepared in accordance with GAAP. A reconciliation of these non-GAAP financial measures to GAAP is provided in the table entitled "Reconciliation of Non-GAAP Disclosures" attached to the news release.

A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference. The news release is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor subject to the liabilities of such section.


Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits
     --------

99 - News Release dated March 29, 2007



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FAMILY DOLLAR STORES, INC.
                                   ---------------------------------------------
                                                  (Registrant)


Date:   March 29, 2007             By: /s/ Janet G. Kelley
                                      ------------------------------------------
                                      Janet G. Kelley
                                      Senior Vice President-General Counsel and
                                      Secretary



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

Exhibit Index
-------------

         Exhibit No.                Document Description
         -----------                --------------------
              99                    News Release dated March 29, 2007



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